EXHIBIT 99.1

OCM TMM Holdings II, L.P.

By:	OCM TMM Holdings II GP, ULC
Its:	General Partner

By:	OCM TMM Holdings LP, Inc.
Its:	Sole Shareholder

By:	/s/ Kenneth Liang
Name:	Kenneth Liang
Title:	Authorized Signatory

By:	/s/ Derek Smith
Name:	Derek Smith
Title:	Authorized Signatory

OCM TMM Holdings II GP, ULC

By:	OCM TMM Holdings LP, Inc.
Its:	Sole Shareholder

By:	/s/ Kenneth Liang
Name:	Kenneth Liang
Title:	Authorized Signatory

By:	/s/ Derek Smith
Name:	Derek Smith
Title:	Authorized Signatory

OCM TMM Holdings LP, Inc.

By:	Oaktree TM Holdings CTB, Ltd.
Its:	Sole Shareholder

By:	/s/ Kenneth Liang
Name:	Kenneth Liang
Title:	Authorized Signatory

By:	/s/ Derek Smith
Name:	Derek Smith
Title:	Authorized Signatory

Oaktree TM Holdings CTB, Ltd.

By:	Oaktree Capital Management, L.P.
Its:	Sole Director

By:	/s/ Richard Ting
Name:	Richard Ting
Title:	Managing Director and Associate General Counsel

By:	/s/ Emily Stephens
Name:	Emily Stephens
Title:	Managing Director

OAKTREE CAPITAL MANAGEMENT, L.P.

By:	/s/ Richard Ting
Name:	Richard Ting
Title:	Managing Director and Associate General Counsel

By:	/s/ Emily Stephens
Name:	Emily Stephens
Title:	Managing Director

OAKTREE HOLDINGS, INC.

By:	/s/ Richard Ting
Name:	Richard Ting
Title:	Managing Director and Associate General Counsel

By:	/s/ Emily Stephens
Name:	Emily Stephens
Title:	Managing Director

OAKTREE OPPORTUNITIES FUND VIII, L.P. OAKTREE OPPORTUNITIES FUND VIII (PARALLEL), L.P. OAKTREE OPPORTUNITIES FUND VIII (PARALLEL 2), L.P.

By:	Oaktree Opportunities Fund VIII GP, L.P.
Its:	General Partner

By:	Oaktree Opportunities Fund VIII GP Ltd.
Its:	General Partner

By: Its:	Oaktree Capital Management, L.P. Sole Director

By:	/s/ Richard Ting
Name:	Richard Ting
Title:	Managing Director and Associate General Counsel

By:	/s/ Emily Stephens
Name:	Emily Stephens
Title:	Managing Director

OAKTREE OPPORTUNITIES FUND VIII GP, L.P.

By:	Oaktree Opportunities Fund VIII GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Richard Ting
Name:	Richard Ting
Title:	Managing Director and Associate General Counsel

By:	/s/ Emily Stephens
Name:	Emily Stephens
Title:	Managing Director